EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-18979.



                                                            ARTHUR ANDERSEN LLP



Cincinnati, Ohio,
June 26, 1997